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                                                                       Exhibit E

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of May 8, 1997 among MAGNAVISION CORPORATION, a Delaware corporation (the "Company"), the Investors and the other parties set forth on Schedule I hereto (the "Stockholders").

         SECTION 1. Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" means the Company's Common Stock, $.08 par value per share, and any successor security to such Common Stock.

         "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Investors" means IBJS Capital Corporation, a Delaware corporation, and KOCO Capital Company, L.P., a Delaware limited partnership, and their respective successors, assigns and transferees.

         "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

         "Registrable Shares" means at any time, with respect to any Stockholder, the shares of Common Stock held by such Stockholder or issuable to such Stockholder upon the conversion, exercise or exchange of Restricted Shares.

         "Registration Date" means the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.


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         "Restricted Shares" means at any time, with respect to any Stockholder, the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act.

         "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

         SECTION 2. Required Registration.

         If the Company shall be requested by Investors who or which hold Restricted Shares (based upon Common Stock equivalents) constituting at least 25% of the then-outstanding Common Stock and Common Stock equivalents held by all Investors, to effect the registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

              (a) The Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than three registration statements initiated pursuant to this Section or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

              (b) The Company may delay the filing or effectiveness of any registration statement if at the time of a request for registration pursuant to this

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         Section the Company is registering, or has fixed plans to register within 60 days of the time of such request, Primary Shares under the Securities Act, in which event such registration shall not count as a registration initiated pursuant to this Section and the holders of Restricted Shares may include Registrable Shares pursuant to and in accordance with Section 3; and

              (c) With respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                   (i) first, the Registrable Shares held by the Stockholders, pro rata based upon the number of Registrable Shares requested to be included by each Stockholder in such registration;

                   (ii)  second, the Primary Shares; and

                   (iii) third, the Other Shares.

              (d) A requested registration shall not count as a registration initiated pursuant to this Section for purposes of paragraph (a) above unless the Investors are able to register and sell at least 80% of the Registrable Shares requested to be included therein. A requested registration may be rescinded by written notice to the Company by the Investors initiating such request; provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the Investors initiating such request shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration.

         SECTION 3.  Piggyback Registration.

         If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Stockholder of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the

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same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

              (a) first, the Primary Shares;

              (b) second, the Registrable Shares held by the Stockholders, pro rata based upon the number of Registrable Shares requested to be included by each Stockholder in such registration; and

              (c) third, the Other Shares.

              SECTION 4. Registrations on Form S-3.

              Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, Investors who or which hold Restricted Shares (based upon Common Stock equivalents) constituting at least 20% of the then-outstanding Common Stock and Common Stock equivalents held by all Investors shall have the right to request in writing an unlimited number of registrations on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000; provided, however, that the Company shall have no obligation to undertake more than one (1) registration on Form S-3 in any six (6) month period. A requested registration on Form S-3 or any such successor form in compliance with this Section shall not count as a registration statement demanded pursuant to Section 2, but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section, be subject to Section 2.

              SECTION 5. Holdback Agreement.

              If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2, 3 or 4) for sale to the public, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such registration statement.

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              SECTION 6. Preparation and Filing.

              If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                   (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

                   (b) furnish, at least five business days before filing a
              registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                   (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                   (d) notify in writing the Selling Stockholders' Counsel
              promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                   (e) use its best efforts to register or qualify such
              Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of

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              Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                   (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                   (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

                   (h) notify on a timely basis each seller of such Registrable
              Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (i) make available for inspection by any seller of such
              Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such

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              registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                   (j) use its best efforts to obtain from its independent
              certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                   (k) use its best efforts to obtain from its counsel an
              opinion or opinions in customary form;

                   (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

                   (m) issue to any underwriter to which any seller of
              Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                   (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the Company shall reasonably determine;

                   (o) otherwise use its best efforts to comply with all
              applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                   (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

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              SECTION 7. Expenses.

              All expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of one Selling Stockholders' Counsel, shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

              SECTION 8. Indemnification.

              In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, its counsel, or such underwriter specifically for use in the preparation thereof.

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              In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller, its counsel, or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however that the obligation to indemnify will be individual to each seller and will be limited to the net amount of proceeds received by such seller from the sale of Registrable Shares pursuant to such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

              Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

              If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such
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indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              SECTION 9. Underwriting Agreement.

              Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Company and the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

              SECTION 10. Information by Holder.

              Each holder of Registrable Shares to be included in any registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

              SECTION 11. Exchange Act Compliance.

              From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

              SECTION 12. No Conflict of Rights.

              The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration

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rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

              SECTION 13. Restriction on Transfer.

              (a) The Restricted Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended to insure compliance with the provisions of the Securities Act.

              (b) Each certificate representing Restricted Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 13 OF THE REGISTRATION RIGHTS AGREEMENT DATED MAY 8, 1997 AMONG MAGNAVISION CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, MAGNAVISION CORPORATION HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF MAGNAVISION CORPORATION."

              (c) The holder of any Restricted Shares by acceptance thereof agrees, prior to any Transfer of any Restricted Shares, to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonable satisfactory to the

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Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States. Such holder of Restricted Shares shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within five business days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within five days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares (and each certificate or other instrument evidencing any untransferred balance of such Registered Shares) shall bear the legend set forth in paragraph (b) above unless
(i) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

              (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares shall cease and terminate when (i) any such Restricted Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such Restricted Shares has met the requirements for Transfer of such Restricted Shares under Rule 144(k). Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

              SECTION 14. Termination.

              This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares.

              SECTION 15. Successors and Assigns.

              This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 16, their respective successors and assigns.

              SECTION 16. Assignment.

              Each Stockholder may assign its rights hereunder to any purchaser from such Stockholder of Restricted Shares (based upon Common Stock equivalents); provided, however, that such purchaser shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor, as the case may be, whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.

              SECTION 17. Entire Agreement.

              This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

              SECTION 18. Notices.

              All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

              (i)   if to the Company, to:

                    MagnaVision Corporation
                    1725 Highway 35 South
                    Wall Township, New Jersey 07719
                    Attention: Nicholas Mastrorilli, Sr.
                    Facsimile: (908) 976-1106

                    with a copy to:

                    Zimet, Haines, Friedman & Kaplan
                    460 Park Avenue
                    New York, New York  10022
                    Attention:  Stephen M. Fields, Esq.
                    Facsimile:  (212) 223-1151

              (ii)  if to any Investor Stockholder, to:

                    IBJS Capital Corporation
                    One State Street
                    New York, New York  10004
                    Attention:  Rick Krueger
                    Facsimile:  (212) 858-2768
                    with a copy to:

                    O'Sullivan Graev & Karabell, LLP
                    30 Rockefeller Plaza
                    New York, New York  10112
                    Attention:  Michael F. Killea, Esq.
                    Facsimile: (212) 408-2420

                    KOCO Capital Company, L.P.
                    111 Radio Circle
                    Mt. Kisco, New York  10549
                    Attention:  Paul Echausse
                    Facsimile:  (914) 241-1143

                    with a copy to:

                    Brownstein Hyatt Farber & Strickland, P.C.
                    410 Seventeenth Street, 22nd Floor
                    Denver, Colorado  80202
                    Attention: Steven Siegel, Esq.
                    Facsimile: (303) 623-1956

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing.

              SECTION 19. Modifications; Amendments; Waivers.

              The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the Company, the Investors holding at least 66-2/3% of the Restricted Shares (based upon Common Stock equivalents) held by all Investors; provided, however, that no modification or amendment shall discriminate against any Stockholder without the consent of such Stockholder. This Section may only be amended with the consent of all parties to this Agreement.

              SECTION 20. Counterparts.

              This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

              SECTION 21. Headings.

              The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

              SECTION 22. Severability.

              It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

              SECTION 23. Governing Law.

              This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of laws.

                                    * * * * *

              IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                     MAGNAVISION CORPORATION




                                     By:___________________________
                                        Name:
                                        Title:


                                     STOCKHOLDERS:

                                     IBJS CAPITAL CORPORATION



                                     By:___________________________
                                        Name:
                                        Title:

                                     KOCO CAPITAL COMPANY, L.P.

                                     By:  KOCO Capital Partners, L.P.
                                          Its General Partner

                                     By:  Kisco Capital Corporation
                                          Its General Partner


                                     By:___________________________
                                        Name:
                                        Title:

                                     CACOMM, INC.



                                     By:___________________________
                                        Name:
                                        Title:

                                   SCHEDULE I


Investor                                          Number of Common Stock
--------                                                Equivalents
                                                  ----------------------

IBJS Capital Corporation                                 1,096,159
One State Street
New York, New York  10004
Telecopier:  (212) 858-2768
Attention:   Rick Krueger

KOCO Capital Company, L.P.                                 730,773
111 Radio Circle
Mt. Kisco, New York  10549
Telecopier:  (914) 241-1143
Attention:   Paul Echausse

Cacomm, Inc.                                               920,889
1725 Highway 35 South
Wall Township, New Jersey  07719
Attention:   Nicholas Mastrorilli, Sr.